ECOFARMS INTERNATIONAL INC.

TRANSFER FEE - $20.00 PER NEW CERTIFICATE ISSUED

A FULL STATEMENT OF THE RELATIVE RIGHTS, INTERESTS, PREFERENCES AND RESTRICTIONS OF EACH CLASS OF STOCK WILL BE FURNISHED BY THE CORPORATION TO ANY SHAREHOLDER UPON WRITTEN REQUEST, WITHOUT CHARGE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM ________	denotes tenants in common	UNIF GIFT MIN ACT _________Custodian __________
TEN ENT _________	denotes tenants by the entireties	(Cust)	(Minor)
JT TEN ___________	denotes joint tenants with right of	under Uniform Gifts to Minors
	survivorship and not as tenants in	Act __________________________
	common	(State)
Additional abbreviations not listed above may also be used.

For value received __________________________________ hereby sell assign and transfer unto

______________________________________________________________________________________

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Please print or typewrite name, address (including postal zip code) and tax identification of assignee

______________________________________________________________________________________

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Shares of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint _______________________________________________________________________________

______________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated____________, 20_______

Signature(s):

X___________________________________

X___________________________________

Signature Guarantee:

THE SIGNATURE(S) SHOULD BE MEDALLION STAMP GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION PURSUANT TO SEC RULE 17AD-15.